UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 5, 2017

Summit Materials, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36873	47-1984212
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1550 Wynkoop Street, 3rd Floor

Denver, Colorado 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 893-0012

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                              Results of Operations and Financial Condition.

Preliminary Unaudited Consolidated Financial and Other Data for the Three Months and Year Ended December 31, 2016

On January 5, 2017, Summit Materials, Inc. (the “Company”) announced preliminary unaudited consolidated financial and other information for the three months and year ended December 31, 2016. The information presented below is based upon information available to the Company as of the date of this Current Report on Form 8-K, is not a comprehensive statement of the Company’s financial results for such periods and has not been audited or reviewed by the Company’s independent registered public accounting firm. The Company’s actual results as of and for the three months and year ended December 31, 2016 may differ materially from this preliminary data. During the course of the preparation of the Company’s financial statements and related notes to be included in its Annual Report on Form 10-K for the year ended December 31, 2016, additional adjustments to the preliminary financial information presented below may be identified. Any such adjustments may be material.

Based upon such preliminary financial results, the Company expects various key metrics as of and for the three months and year ended December 31, 2016 to be between the ranges in the following tables (unaudited):

	Three Months Ended				Year Ended
(in millions, except per share information)	December 31, 2016			January 2, 2016	December 31, 2016			January 2, 2016
Revenue	$406.9	–	$423.9	$401.5	$1,610.0	–	$1,627.0	$1,432.3
Net revenue	$374.1	–	$391.1	$359.5	$1,475.0	–	$1,492.0	$1,290.0
Cost of revenue	$264.0	–	$274.0	$270.8	$1,062.0	–	$1,072.0	$990.6
General and administrative expenses (1)	$52.0	–	$ 54.0	$28.3	$237.2	–	$ 239.2	$177.8
Operating income	$48.4	–	$ 52.4	$68.0	$153.8	–	$ 157.8	$134.6
Gross profit (excludes depreciation, depletion, amortization and accretion)(2)	$142.9	–	$149.9	$130.7	$548.0	–	$ 555.0	$441.7
Net income	$19.9	–	$ 22.9	$47.4	$60.0	–	$ 63.0	$1.5
Adjusted EBITDA (2)	$95.7	–	$100.7	$90.3	$365.0	–	$ 370.0	$287.5

Net income per share of Class A common stock:
Basic	$0.15	–	$ 0.19	$0.47	$0.73	–	$ 0.78	$0.73
Diluted	$0.15	–	$ 0.19	$0.47	$0.60	–	$ 0.63	$0.52
Adjusted (2)	$0.20	–	$ 0.23	$0.34	$0.97	–	$ 1.00	$0.76

(1)

Share-based compensation expense, which is recognized in general and administrative expenses, totaled $3.8 million and $49.9 million for the three months and year ended December 31, 2016, respectively, as compared to $1.3 million and $33.7 million for the three months and year ended January 2, 2016, respectively. Share-based compensation for the year ended December 31, 2016 was affected by $37.3 million of share-based compensation expense for performance-vesting interests for which compensation expense had not previously been recognized as the achievement of certain investment returns was not yet probable.

(2)

The Company evaluates its operating performance using metrics it refers to as “EBITDA,” “Adjusted EBITDA,” “gross profit” and Adjusted Net Income (Loss) per Share (“EPS”) which are not defined by accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company defines EBITDA as net loss before interest expense, income tax benefit and depreciation, depletion and amortization expense. The Company defines Adjusted EBITDA as EBITDA before accretion, loss on debt financings, IPO costs, loss from discontinued operations and certain non-cash and non-operating items. The Company defines gross profit as operating income before depreciation, depletion, amortization and accretion, general and administrative expenses and transaction costs. The Company defines Adjusted EPS as consolidated net income adjusted for significant non-cash or non-recurring items divided by the aggregate number of shares of Class A common stock and LP Units outstanding.

The Company includes these non-GAAP measures in conjunction with its results according to U.S. GAAP because management believes they provide a more complete understanding of factors and trends affecting the Company’s business than U.S. GAAP measures alone. Management believes these non-GAAP measures assist the Company’s board of directors, management, lenders and investors in comparing the Company’s operating performance on a consistent basis because they remove, where applicable, the effect of the Company’s capital structure, asset base, acquisition accounting, non-cash charges and non-operating items from the Company’s operations. In addition, management uses Adjusted EBITDA and gross profit to evaluate the Company’s operational performance as a basis for strategic planning and as a performance evaluation metric.

Despite the importance of these measures in analyzing the Company’s business, evaluating its operating performance and determining covenant compliance, as well as their use by securities analysts, lenders and others in their evaluation of companies, the measures have limitations as analytical tools, and you should not consider them in isolation, or as a substitute for analysis of the Company’s results as reported under U.S. GAAP. EBITDA, Adjusted EBITDA and gross profit are not intended to be measures of liquidity or free cash flow for the Company’s discretionary use. Some of the limitations of EBITDA, Adjusted EBITDA and gross profit are:

•                  they do not reflect the Company’s cash expenditures or future requirements for capital expenditures or contractual commitments;

•                  they do not reflect changes in, or cash requirements for, the Company’s working capital needs;

•                  they do not reflect the interest expense, or the cash requirements to service interest or principal payments on the Company’s debt; and

•                  they do not reflect income tax payments the Company is required to make.

To properly and prudently evaluate the Company’s business, readers are encouraged to review the financial statements the Company files with the Securities and Exchange Commission (the “SEC”), and not rely on any single financial measure to evaluate the Company’s business. The Company also strongly urges you to review the reconciliation of net income (loss) to EBITDA and Adjusted EBITDA, operating income (loss) to gross profit and net income (loss) per share to Adjusted EPS set forth below. The measures presented here, may differ from and may not be comparable to similarly titled measures used by other companies, because they are not measures of financial performance under U.S. GAAP and are susceptible to varying calculations.

The following table sets forth a reconciliation of net income (loss) to EBITDA and Adjusted EBITDA for the periods indicated (unaudited):

	Three months ended				Year ended
Reconciliation of Net Loss to Adjusted EBITDA	December 31, 2016			January 2, 2016	December 31, 2016			January 2, 2016
(in thousands)	Low		High	Actual	Low		High	Actual
Net income	$19,923	—	$22,923	$47,416	$60,000	—	$63,000	$1,484
Interest expense	24,855	—	25,355	22,398	97,323	—	97,823	84,629
Income tax benefit	4,313	—	4,813	(5,795)	(3,600)	—	(3,100)	(18,263)
Depreciation, depletion and amortization	41,700	—	42,700	32,632	149,700	—	150,700	118,321

EBITDA	$90,791	—	$95,791	$96,651	$303,423	—	$308,423	$186,171

Accretion	500	—	500	273	1,700	—	1,700	1,402
IPO/Legacy equity modification costs	—	—	—	—	37,257	—	37,257	28,296
Loss on debt financings	—	—	—	7,318	—	—	—	71,631
Income from discontinued operations	—	—	—	(1,600)	—	—	—	(2,415)
Transaction costs	300	—	300	1,475	5,600	—	5,600	9,519
Management fees and expenses	(1,400)	—	(1,400)	—	(1,400)	—	(1,400)	1,046
Non-cash compensation	3,800	—	3,800	1,310	12,700	—	12,700	5,448
(Gain) on disposal and impairment of assets				(16,561)				(16,561)
Other	1,709	—	1,709	1,463	5,720	—	5,720	2,991

Adjusted EBITDA	$95,700	—	$100,700	$90,329	$365,000	—	$370,000	$287,528

The following table sets forth a reconciliation of operating income to gross profit for the periods indicated (unaudited):

	Three months ended				Year ended
Reconciliation of Operating Income to Gross Profit (exclusive of items shown separately)	December 31, 2016			January 2, 2016	December 31, 2016			January 2, 2016
(in thousands)	Low		High	Actual	Low		High	Actual
Operating income	$48,400	—	$52,400	$67,990	$153,800	—	$157,800	$134,641
General and administrative expenses	52,000	—	54,000	28,285	237,200	—	239,200	177,769
Depreciation, depletion, amortization and accretion	42,200	—	43,200	32,905	151,400	—	152,400	119,723
Transaction costs	300	—	300	1,475	5,600	—	5,600	9,519

Gross Profit (exclusive of items shown separately)	$142,900	—	$149,900	$130,655	$548,000	—	$555,000	$441,652

Gross Margin (exclusive of items shown separately) (a)	38.2%	—	38.3%	36.3%	37.2%	—	37.2%	34.2%

(a)  The Company defines gross margin as gross profit as a percentage of net revenue.

The following table sets forth a reconciliation of net income per share to Adjusted EPS for the periods indicated (unaudited):

	Three months ended								Year ended
	December 31, 2016						January 2, 2016		December 31, 2016						January 2, 2016
								Per
Reconciliation of Net Income Per Share to Adjusted EPS	Net Income			Per Share			Net Income	Share	Net Income			Per Share			Net Income	Per Share
	Low		High	Low		High			Low		High	Low		High
Net income attributable to Summit Materials, Inc.	$13,536	—	$16,359	$0.14	—	$0.17	$23,363	$0.23	$49,988	—	$52,807	$0.50	—	$0.53	$27,718	$0.28
Adjustments:
Net income (loss) attributable to noncontrolling interest	6,387	—	6,564	0.06	—	0.06	23,962	0.24	10,012	—	10,193	0.10	—	0.10	(24,408)	(0.25)
Stock compensation on 1.75x and 3.00x MOIC Awards	—	—	—	—	—	—			37,257		37,257	0.37	—	0.37
Initial public offering costs	—	—	—	—	—	—	—	—	—	—	—	—	—	—	28,296	0.29
Loss on debt financings, net of tax	—	—	—	—	—	—	3,671	0.04	—	—	—	—	—	—	59,696
Gain on transfer of Bettendorf assets	—	—	—	—	—	—	(16,561)	(0.17)	—	—	—	—	—	—	(16,561)

Adjusted net income (loss) and EPS	$19,923	—	$22,923	$0.20	—	$0.23	$34,435	$0.34	$97,257	—	$100,257	$0.97	—	$1.00	$74,741	$0.76

Weighted-average shares:
Class A common stock			87,276,645				49,745,910				68,833,986				38,231,689
LP Units outstanding			13,900,060				50,306,370				32,327,907				59,911,631
Adjusted basic shares			101,176,705				100,052,280				101,161,893				98,143,320

The information being furnished pursuant to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities.

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Information set forth in this Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995, which reflect the Company’s current views with respect to, among other things, its preliminary financial results. These forward-looking statements are subject to a number of risks and uncertainties, including those described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended January 2, 2016, as such factors may be amended or updated from time to time by the Company’s subsequent filings with the SEC. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2017	SUMMIT MATERIALS, INC.

	By:	/s/ Anne Lee Benedict
	Name:	Anne Lee Benedict
	Title:	Executive Vice President, Chief Legal Officer and Secretary